UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 15, 2015

TRI Pointe Homes, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-35796	27-3201111
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19540 Jamboree Road, Suite 300, Irvine, California		92612
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (949) 438-1400

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.Other Events

As previously reported, on July 7, 2014 (the “Merger Closing Date”), TRI Pointe Homes, Inc. (the “Company”) consummated the merger (the “Merger”) of its wholly owned subsidiary, Topaz Acquisition, Inc. (“Merger Sub”), with and into Weyerhaeuser Real Estate Company (“WRECO”), with WRECO surviving the Merger and becoming a wholly owned subsidiary of the Company, as contemplated by the Transaction Agreement, dated as of November 3, 2013 (the “Transaction Agreement”), by and among Weyerhaeuser Company, the Company, WRECO and Merger Sub.

On the Merger Closing Date, the Company assumed WRECO’s obligations as issuer of $450 million aggregate principal amount of its 4.375% Senior Notes due 2019 (the “2019 Notes”) and $450 million aggregate principal amount of its 5.875% Senior Notes due 2024 (the “2024 Notes” and, together with the 2019 Notes, the “Senior Notes”).  Additionally, all of the Company’s wholly owned subsidiaries that are guarantors of the Company’s unsecured $425 million revolving credit facility, including WRECO and certain of its wholly owned subsidiaries (collectively, the “Subsidiary Guarantors”), entered into supplemental indentures pursuant to which they jointly and severally guaranteed the Company’s obligations with respect to the Senior Notes.

In connection with the assumption of the Senior Notes, the Company and the Subsidiary Guarantors agreed to file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (the “Registration Statement”) with respect to an offer to exchange the Senior Notes and related guarantees for registered notes and guarantees with substantially identical terms.

In connection with the Registration Statement, the Company is filing this Current Report on Form 8-K for the purpose of including certain condensed consolidating financial information required by Rule 3-10 of Regulation S‑X. To provide this information, the Company is amending Item 8 of Part II (Financial Statements and Supplementary Data) of its Annual Report on Form 10-K for the year ended December 31, 2014 (the “2014 Form 10-K”) to include Note 22.

As this Current Report on Form 8-K is being filed only for the purpose described above, and only affects the Item specified above, the other information in the 2014 Form 10-K remains unchanged. No attempt has been made in this Current Report on Form 8-K to modify or update disclosures in the 2014 Form 10-K except as described above. This Current Report on Form 8-K does not reflect events occurring after the filing of the 2014 Form 10-K or modify or update any related disclosures. Information in the 2014 Form 10-K not affected by this Current Report on Form 8-K is unchanged and reflects the disclosures made at the time of the filings. Accordingly, this Current Report on Form 8-K should be read in conjunction with the 2014 Form 10-K and the Company’s other filings made with the SEC subsequent to the filings of the original reports.

Item 9.01.Financial Statements and Exhibits

(d)List of Exhibits

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm, KPMG LLP.
23.2	Consent of Independent Registered Public Accounting Firm, Ernst & Young LLP.
99.1

Item 8 of Part II to the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, revised only to reflect certain condensed consolidating financial information of Subsidiary Guarantors and non-guarantors.

101

The following materials from TRI Pointe Homes, Inc.’s Annual Report on Form 10‑K for the year ended December 31, 2014, formatted in eXtensible Business Reporting Language (XBRL): (i) Consolidated Balance Sheets, (ii) Consolidated Statements of Operations, (iii) Consolidated Statements of Comprehensive Income, (iv) Consolidated Statement of Cash Flows, and (v) Condensed Notes to Consolidated Financial Statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRI Pointe Homes, Inc.

Date: April 15, 2015By: /s/ Bradley W. Blank___________________

Name: Bradley W. Blank

Title: Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm, KPMG LLP.
23.2	Consent of Independent Registered Public Accounting Firm, Ernst & Young LLP.
99.1

Item 8 of Part II to the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 revised only to reflect certain condensed consolidating financial information of Subsidiary Guarantors and non-guarantors.

101

The following materials from TRI Pointe Homes, Inc.’s Annual Report on Form 10‑K for the year ended December 31, 2014, formatted in eXtensible Business Reporting Language (XBRL): (i) Consolidated Balance Sheets, (ii) Consolidated Statements of Operations, (iii) Consolidated Statements of Comprehensive Income, (iv) Consolidated Statement of Cash Flows, and (v) Condensed Notes to Consolidated Financial Statement.